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Scudder New Europe Fund

Classes A, B and C

Annual Report

October 31, 2001

"We remain hopeful that aggressive interest rate cuts, lower oil prices and reasonable valuations will provide a base for continued recovery in European markets."

Contents

3 Performance Summary

6 Economic Overview

8 Portfolio Management Review

14 Portfolio Summary

15 Investment Portfolio

20 Financial Statements

24 Financial Highlights

27 Notes to Financial Statements

34 Report of Independent Auditors

35 Tax Information

36 Shareholder Meeting Results

38 Officers and Directors

39 Investment Products and Services

41 Account Management Resources

Scudder New Europe Fund	Nasdaq Symbol	CUSIP Number
Class A	KNEAX	81118E-108
Class B	KNEBX	81118E-207
Class C	KNECX	81118E-306

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary October 31, 2001

Average Annual Total Returns(a) (Unadjusted for Sales Charge)
Scudder New Europe Fund	1-Year	3-Year	5-Year	10-Year
Class A	-26.93%	3.31%	10.92%	11.12%
Class B	-27.61%	2.48%	10.06%	10.29%
Class C	-27.54%	2.45%	9.99%	10.19%
MSCI Europe Equity Index+	-22.85%	-4.31%	6.32%	9.50%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/01	$ 9.01	$ 8.50	$ 8.61
10/31/00	$ 15.78	$ 15.20	$ 15.34
Distribution Information: Twelve Months: Capital Gains Distributions	$ 3.36	$ 3.36	$ 3.36

Class A Lipper Rankings* - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	98	of	172	57
3-Year	16	of	102	16
5-Year	4	of	61	7
10-Year	3	of	19	15

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder New Europe Fund - Class A -- MSCI Europe Equity Index+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder New Europe Fund		1-Year	3-Year	5-Year	10-Year
Class A(a)	Growth of $10,000	$6,887	$10,393	$15,823	$27,048
	Average annual total return	-31.13%	1.29%	9.61%	10.46%
Class B(a)	Growth of $10,000	$7,071	$10,655	$16,080	$26,630
	Average annual total return	-29.29%	2.14%	9.97%	10.29%
Class C(a)	Growth of $10,000	$7,246	$10,754	$16,100	$26,388
	Average annual total return	-27.54%	2.45%	9.99%	10.19%
MSCI Europe Equity Index+	Growth of $10,000	$7,715	$8,763	$13,586	$24,782
	Average annual total return	-22.85%	-4.31%	6.32%	9.50%

The growth of $10,000 is cumulative.

(a) Returns for Class A shares prior to their inception date on September 3, 1999, are derived from the historical performance of Class M shares. Prior to September 3, 1999, the Fund operated as a closed-end investment company. On September 3, 1999, the Fund became an open-end investment company and offered additional classes of shares. The Fund's performance may have been lower if it had operated as an open-end fund during these periods. On September 3, 2000, Class M shares automatically converted to Class A shares. Returns for Class B and C shares derived from Class M share performance have also been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance. Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
+ The MSCI Europe Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 14 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, and the terrorist attacks in the United States on the World Trade Center and the Pentagon only increased the odds of recession. In the wake of the attacks, U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their child's tuition, we don't expect total consumption to get back to this past summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. We believe individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

November 13, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of November 13, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder New Europe Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder New Europe Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Carol L. Franklin sets the fund's investment strategy and oversees its daily operation. Ms. Franklin joined the Advisor in 1981 and the fund team in 1996. Ms. Franklin has over 12 years of European research and investment management experience.

Portfolio Manager Joseph Axtell joined the Advisor and the fund team in 2001. Mr. Axtell began his investment career in 1985.

Portfolio Manager Nicholas Bratt joined the Advisor in 1976 and the fund team in 1994. Mr. Bratt has over 25 years of experience in global investing.

In the following interview, Portfolio Managers Carol Franklin and Joe Axtell discuss Scudder New Europe Fund's strategy and the market environment during the 12-month period ended October 31, 2001.

Q: The world economy has slowed during 2001, and the events of September 11 have added a new dimension of uncertainty. How have the European markets responded in this environment?

A: Markets around the globe declined for the bulk of the period as investors reacted to the deteriorating economic environment. Corporate profit expectations were ratcheted down, buffeted by the headwinds of falling investment spending and rising oil prices. This reversal was most pronounced in the United States, which had previously led the way up.

Although European markets tracked the U.S. markets lower in the first half of the period, the underlying fundamentals in Europe looked more solid. Europe was earlier in its economic cycle than the United States and was less exposed to market and economic excesses. Europe had been less burdened by the imbalances that characterize the U.S. financial system, such as the high levels of debt among consumers and corporations. In addition, unemployment in Europe was relatively low by past standards, and tax cuts were working their way into consumers' pocketbooks in France, Germany and Italy. Consumer confidence remained high in the United Kingdom, France and Spain.

Thus, the apparent coordinated easing of interest rates in April by most of the world's major central banks, including the U.S. Federal Reserve Bank (the Fed), the Bank of Japan, the Bank of England (BOE) and the Swiss National Bank, sparked a sharp stock market rally. But by May, investors focused on worrisome economic data coming from the major European economies as the malaise spread and companies warned of the impact of a demand slowdown in the United States. These worries were confirmed in June as companies began to preannounce profit shortfalls for the second quarter. Many of the businesses issuing warnings were technology companies, but they were not alone. Chemical giants, supply and equipment companies, and even consumer product companies were suffering, too. These warnings, as well as warnings issued in the United States, forced investors to dwell on the outlook for corporate profitability. These three months - April, May and June - characterized the balance of the period: extreme volatility due to a tug-of-war between the fears of a worsening corporate profit outlook and the hope that interest rate cuts would work their magic.

By the second half of our reporting period, the European economies were clearly losing steam, slowed by the severity of the U.S. economic retreat and by the reluctance of the European Central Bank (ECB) to cut interest rates more proactively in order to stimulate economic growth. European business and consumer confidence started to slide, and unemployment began to rise. Then, the shocking terrorist attacks on the United States shattered markets. European markets fell sharply in the 10 days following the attack, bottoming on September 21.

However, the sharp contraction in equity prices and the aggressive interest rate cuts by the Fed, the BOE and even the reluctant ECB on September 17 served to establish a base for equity prices. The markets staged a moderate recovery, and by the end of October, many equity indices had exceeded their pre-September-11 levels.

Q: Please describe the fund's performance against this backdrop.

A: While European economies were not slowing as severely as the U.S. economy, the equity markets suffered nonetheless. The Morgan Stanley Capital International Europe Equity Index (MSCI Europe) declined 22.85 percent for the 12-month period ended October 31, 2001, while Scudder New Europe Fund also suffered, declining 26.93 percent (Class A shares unadjusted for sales charges). The MSCI Europe benchmark is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe. We remind investors that over the longer term, the fund has outperformed the benchmark and ranks well within the top quintile of Lipper's European Funds category for all long-term historical time periods. We also earned a five-star Overall Morningstar rating as of October 31, 2001. (For complete details on the fund's Lipper rankings, please see page 3.)

The fund suffered from its growth bias during this period when typical growth industries such as technology (a subsector of other) and media (a consumer discretionary subsector) performed poorly. Media was the best performing of the two, and it was down roughly 38 percent. While the fund entered the period slightly underweight in technology, the fund was overweight in media, negatively impacting performance. The longer-term trend for the media industry in Europe is positive, given the relatively low advertising budgets in Europe relative to the United States, the emergence of new advertisers in deregulating industries, and the opportunities created by the fragmentation of media and customer segmentation. Nevertheless, short-term developments overwhelmed these favorable long-term trends as advertising budgets were slashed in reaction to an economy weakening faster than generally anticipated. Several of the fund's positions in software also hurt performance due to their sensitivity to corporate spending cutbacks.

Q: What helped to offset some of these detractors?

A: Our strongest performance occurred in the financial sector, where our stock selection in the banking and insurance industries stood out by outperforming both the market and their respective industries. This was important to overall performance, because banks and insurance companies account for nearly a quarter of the European market capitalization. Spain's Banco Popular (2.3 percent of net assets) and Britain's Barclays (2.4 percent of net assets) posted positive returns over the 12-month period. Both banks benefited from strongly focused domestic retail franchises in relatively robust consumer economies. Banco Popular is also gaining market share in a relatively strong banking environment.

Two stocks in the construction and engineering industry also contributed to performance. France's Vinci (1.1 percent of net assets) and Spain's Grupo Dragados (0.8 percent of net assets) are both profiting from increased spending for public works infrastructure and redeploying cash flow into higher-margin, higher-growth service operations such as tollways, parking garages, waste treatment and port management. Vinci is also benefiting from cost savings resulting from its merger this year with another large construction company.

Q: What is your outlook for the next six months?

A: We expect the markets to remain choppy and volatile as investors' focus shifts between rate-cut-inspired recovery hopes and concerns about bleak economic data and poor corporate earnings. Throughout much of the reporting period, we had shifted the fund into industries with slower but more reliable earnings growth, such as energy and food producers. However, after the significant decline in both share prices and interest rates highlighted more reasonable valuations and improved prospects for growth stocks, we have gradually shifted into companies with good long-term growth and recovery potential. We want to better balance the portfolio between risk and defensiveness.

In this process, we have increased exposure to telecom operators, whom we expect to benefit from lower interest rates, improved cash flow, friendlier regulators and the demise of weaker players. We have also reinitiated positions in telecom equipment companies and investment banks and have increased exposure to technology and other cyclical industries. These positions were funded through reductions in exposure to energy, food, beverage and pharmaceutical companies.

We remain hopeful that aggressive interest rate cuts, lower oil prices and reasonable valuations will provide a base for continued recovery in European markets. We believe that the economic slowdown may hasten the restructuring of European industry. We expect that European companies will come out of this slowdown healthier, more competitive and more robust.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary October 31, 2001

Ten Largest Equity Holdings at October 31, 2001* (29.0% of Portfolio)
1. Vodafone Group PLC Provider of cellular telecommunication services	United Kingdom	3.6%
2. GlaxoSmithKline PLC Developer of vaccines, health related consumer products, prescriptions and OTC medicines	United Kingdom	3.6%
3. Total Fina ELF SA "B" Explorer, refiner and transporter of oil and natural gas	France	3.5%
4. Aventis SA Manufacturer of life science products	France	3.1%
5. BP PLC Explorer and producer of oil and natural gas	United Kingdom	3.1%
6. Sanofi-Synthelabo SA Manufacturer of health care products and medical and surgical equipment	France	3.0%
7. Barclays PLC Provider of commercial and investment banking, insurance and other financial services	United Kingdom	2.5%
8. Banco Popular Espanol SA Provider of retail banking services	Spain	2.3%
9. Suez SA Builder of water treatment plants	France	2.2%
10. Muenchener Rueckversicherungs-Gesellschaft AG Operator of an insurance company	Germany	2.1%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Shares	Value ($)
Common Stocks 99.3%
Belgium 0.6%
Interbrew (Brewer of beers)	44,600	1,157,702
Denmark 0.5%
Novo Nordisk AS* (Developer of diabetes care products)	21,300	864,079
Finland 2.1%
Kone Oyj "B" (Manufacturer of elevators)	16,500	1,128,515
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	58,600	1,225,219
Stora Enso Oyj "R" (Manufacturer of paper and paper products)	121,100	1,471,447
		3,825,181
France 27.2%
Altran Technologies SA (Provider of technology consulting services)	53,264	2,444,954
Aventis SA (Manufacturer of life science products)	76,136	5,602,019
Banque Nationale de Paris SA (Provider of banking services)	40,360	3,356,525
Credit Lyonnais SA (Provider of diversified banking services)	96,921	3,390,777
Etablissements Economiques du Casino Guichard-Perrachon SA (Operator of supermarkets and convenience stores)	9,992	747,793
France Telecom SA (Provider of telecommunication services)	42,168	1,573,924
Galeries Lafayette (Operator of department stores and supermarket chains)	7,641	973,136
Groupe Danone (Producer of food products worldwide)	15,636	1,808,404
Lafarge SA (Producer of various building materials)	42,392	3,765,892
Orange SA* (Provider of cellular telecommunication services)	126,854	1,027,575
PSA Peugeot Citroen* (Manufacturer of automobiles and commercial vehicles)	75,627	3,073,275
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	83,838	5,527,329
Societe Generale "A" (Provider of banking services)	52,844	2,642,083
Suez SA* (Builder of water treatment plants)	126,664	3,982,159
Technip CoFlexip SA (Designer and manufacturer of industrial facilities)	9,895	1,118,593
Total Fina ELF SA "B" (Explorer, refiner and transporter of oil and natural gas)	44,655	6,269,912
Vinci SA (Builder of roads and provider of engineering and construction services)	34,236	2,064,546
		49,368,896
Germany 16.6%
Allianz AG (Provider of multi-line insurance services)	10,603	2,489,830
Atlanta AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical equipment)	38,633	1,808,125
Deutsche Bank AG (Registered) (Provider of financial services)	31,751	1,757,516
Deutsche Boerse AG (Provider of financial services)	17,350	602,773
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	117,190	1,803,655
E.On AG (Distributor of oil and chemicals)	62,171	3,217,529
KarstadtQuelle AG (Operator of department stores)	67,182	2,143,562
Metro AG (Operator of building, clothing, electronic and food stores)	88,717	2,954,441
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Operator of an insurance company)	14,409	3,799,866
SAP AG (Manufacturer of computer software)	18,697	1,918,419
Schering AG (Producer of pharmaceuticals and industrial chemicals)	64,100	3,288,514
Siemens AG (Manufacturer of electrical and electronic equipment)	57,931	2,758,249
Wella AG (Manufacturer of a variety of personal care products)	34,106	1,478,066
		30,020,545
Italy 7.3%
Assicurazioni Generali SpA (Provider of insurance and financial services)	133,800	3,666,994
ENI SpA (Provider of oilfield and engineering services)	217,240	2,721,735
Gruppo Coin SpA* (Operator of department stores)	59,075	446,632
Mediobanca SpA (Provider of medium- and long-term business loans and credit)	98,900	1,054,827
Riunione Adriatica di Sicurta SpA (Provider of insurance services)	127,250	1,526,704
Saipem SpA (Provider of offshore and onshore drilling services)	385,000	1,902,391
Telecom Italia Mobile SpA (Provider of cellular telecommunication services)	361,100	1,966,299
		13,285,582
Netherlands 5.8%
Akzo Nobel NV (Producer and marketer of health care products, coatings, chemicals and fibers)	30,800	1,262,717
Heineken Holding NV "A" (Brewer of alcoholic beverages)	19,575	519,745
Heineken NV (Brewer of alcoholic beverages)	15,000	551,506
IHC Caland NV (Supplier of materials for offshore oilfields)	20,300	1,013,128
ING Groep NV (Provider of financial services)	35,320	880,577
Royal Dutch Petroleum Co. (Explorer and producer of petroleum products)	54,283	2,760,445
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	64,256	1,815,976
Unilever NV (Manufacturer of packaged food and personal care products)	31,000	1,623,871
		10,427,965
Spain 5.3%
Banco Popular Espanol SA (Provider of retail banking services)	126,600	4,250,200
Grupo Dragados SA (Provider of a range of civil and industrial services and infrastructure management)	123,800	1,503,140
Inditex* (Manufacturer and retailer of apparel)	105,000	1,956,259
Union Electrica Fenosa SA (Provider of electric utilities)	129,947	1,930,990
		9,640,589
Sweden 1.2%
Eniro AB* (Publisher of catalogs and telephone directories)	196,500	1,372,979
Ericsson LM "B" (Producer of advanced systems and products for wired and mobile communications)	168,800	731,408
		2,104,387
Switzerland 4.9%
Nestle SA (Registered)* (Producer and seller of food products)	11,927	2,474,754
Roche Holdings AG (Developer of pharmaceutical and chemical products)	16,098	1,115,864
Serono SA "B" (Developer and marketer of biotechnology products)	2,413	1,906,710
Swiss Re* (Provider of reinsurance, insurance and banking services)	22,771	2,341,491
UBS AG* (Provider of commercial and investment banking services)	24,090	1,119,865
		8,958,684
United Kingdom 27.8%
Aegis Group PLC (Provider of independent media services)	1,979,023	2,448,231
ARM Holdings PLC* (Designer of RISC microprocessors and related technology)	249,170	1,261,995
Barclays PLC (Provider of commercial and investment banking, insurance and other financial services)	148,615	4,477,294
BOC Group PLC (Producer of chemical products)	160,829	2,188,560
BP PLC (Explorer and producer of oil and natural gas)	689,643	5,570,573
British Aerospace PLC (Producer of military aircraft)	365,417	1,776,306
Compass Group PLC (Operator of an international food service group)	217,144	1,584,898
Enterprise Oil PLC (Explorer of oil and gas)	155,790	1,131,417
Friends Provident PLC* (Manager of life assurance business)	241,834	644,097
GlaxoSmithKline PLC (Developer of vaccines, health related consumer products, prescriptions and OTC medicines)	240,430	6,473,557
J Sainsbury PLC (Distributor of food)	459,102	2,512,347
Misys PLC (Provider of software and hardware computer solutions and support and data services)	313,115	1,184,840
Pearson PLC (Operator of a diversified media and entertainment holding company)	61,647	738,405
Powergen PLC (Provider of electric utilities)	9,347	101,415
Reed International PLC (Publisher of scientific, professional and business-to-business materials)	332,762	2,726,621
Reuters Group PLC (Provider of international news and information)	122,568	1,161,290
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	131,149	2,130,158
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	152,534	3,651,869
Taylor Nelson Sofres PLC (Provider of market research services)	770,960	2,103,854
Vodafone Group PLC (Provider of cellular telecommunication services)	2,841,804	6,576,182
		50,443,909
Total Common Stocks (Cost $186,747,891)		180,097,519

	Principal Amount ($)	Value ($)
Repurchase Agreements 0.7%
Salomon Smith Barney, 2.6%, to be repurchased at $1,218,088 on 11/1/2001** (Cost $1,218,000)	1,218,000	1,218,000
Total Investment Portfolio - 100.0% (Cost $187,965,891) (a)		181,315,519

* Non-income producing security.
** Repurchase agreements are fully collateralized by U.S. Treasury and government agency securities.
(a) The cost for federal income tax purposes was $191,676,723. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $10,361,204. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,122,479 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,483,683.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $187,965,891)	$ 181,315,519
Cash	58
Foreign currency, at value (cost $4,450,694)	4,490,560
Receivable for investments sold	3,363,202
Dividends receivable	98,729
Interest receivable	88
Receivable for Fund shares sold	175,541
Foreign taxes recoverable	387,636
Total assets	189,831,333
Liabilities
Payable for investments purchased	1,479,457
Payable for Fund shares redeemed	756,504
Accrued management fee	130,671
Accrued Directors' fees and expenses	17,891
Other accrued expenses and payables	256,165
Total liabilities	2,640,688
Net assets, at value	$ 187,190,645
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	(6,650,372)
Foreign currency related transactions	36,145
Accumulated net realized gain (loss)	(19,085,645)
Paid-in capital	212,890,517
Net assets, at value	$ 187,190,645

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($150,425,311 / 16,689,893 outstanding shares of beneficial interest, $.01 par value, 200,000,000 shares authorized)	$ 9.01
Maximum offering price per share (100 / 94.25 of $9.01)	$ 9.56
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($26,071,535 / 3,068,149 outstanding shares of beneficial interest, $.01 par value, 100,000,000 shares authorized)
$ 8.50
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($10,693,799 / 1,241,648 outstanding shares of beneficial interest, $.01 par value, 100,000,000 shares authorized)
$ 8.61

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Dividends (net of foreign taxes withheld of $561,755)	$ 3,392,323
Interest	529,250
Total Income	3,921,573
Expenses: Management fee	1,895,713
Administrative fee	378,712
Services to shareholders	392,192
Custodian and accounting fees	107,009
Distribution service fees	994,174
Auditing	21,150
Legal	3,951
Directors' fees and expenses	33,411
Reports to shareholders	36,983
Registration fees	7,380
Reorganization	119,063
Other	13,681
Total expenses, before expense reductions	4,003,419
Expense reductions	(39,705)
Total expenses, after expense reductions	3,963,714
Net investment income (loss)	(42,141)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(18,692,824)
Foreign currency related transactions	(194,827)
(18,887,651)
Net unrealized appreciation (depreciation) during the period on: Investments	(55,122,883)
Foreign currency related transactions	85,771
(55,037,112)
Net gain (loss) on investment transactions	(73,924,763)
Net increase (decrease) in net assets resulting from operations	$ (73,966,904)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income (loss)	$ (42,141)	$ (1,385,587)
Net realized gain (loss) on investment transactions	(18,887,651)	107,659,520
Net unrealized appreciation (depreciation) on investment transactions during the period	(55,037,112)	(50,888,066)
Net increase (decrease) in net assets resulting from operations	(73,966,904)	55,385,867
Distributions to shareholders from: Net realized gains: Class A	(55,489,159)	(4,041,547)
Class B	(8,658,287)	(2,779,084)
Class C	(3,304,877)	(879,171)
Class M	-	(21,828,574)
Fund share transactions: Proceeds from shares sold	479,408,703	702,177,373
Reinvestment of distributions	46,254,748	7,115,484
Cost of shares redeemed	(536,340,497)	(691,086,104)
Redemption fees	-	623,305
Net increase (decrease) in net assets from Fund share transactions	(10,677,046)	18,830,058
Increase (decrease) in net assets	(152,096,273)	44,687,549
Net assets at beginning of period	339,286,918	294,599,369
Net assets at end of period (including accumulated distributions in excess of net investment income of $4,436 at October 31, 2000)	$ 187,190,645	$ 339,286,918

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended October 31,	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.78	$ 14.87	$ 14.27
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(3.43)	2.95	.63
Total from investment operations	(3.41)	2.86	.60
Less distributions from: Net realized gains on investment transactions	(3.36)	(1.95)	-
Total distributions	(3.36)	(1.95)	-
Net asset value, end of period	$ 9.01	$ 15.78	$ 14.87
Total Return (%)[c]	(26.93)	18.77	4.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	150	281	32
Ratio of expenses before expense reductions (%)	1.40[d]	1.74	1.63*
Ratio of expenses after expense reductions (%)	1.38[d]	1.72	1.63*
Ratio of net investment income (loss) (%)	.17	(.55)	(1.21)*
Portfolio turnover rate (%)	94	87	58*

a For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.36% and 1.36%, respectively (see Notes to Financial Statements).
* Annualized
** Not annualized

Class B

Years Ended October 31,	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.20	$ 14.49	$ 13.91
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.20)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(3.25)	2.86	.63
Total from investment operations	(3.34)	2.66	.58
Less distributions from: Net realized gains on investment transactions	(3.36)	(1.95)	-
Total distributions	(3.36)	(1.95)	-
Net asset value, end of period	$ 8.50	$ 15.20	$ 14.49
Total Return (%)[c]	(27.61)	17.79	4.17**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	40	20
Ratio of expenses before expense reductions (%)	2.39[d]	2.64	2.36*
Ratio of expenses after expense reductions (%)	2.38[d]	2.63	2.36*
Ratio of net investment income (loss) (%)	(.83)	(1.21)	(1.95)*
Portfolio turnover rate (%)	94	87	58*

a For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.31% and 2.31%, respectively (see Notes to Financial Statements).
* Annualized
** Not annualized

Class C

Years Ended October 31,	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.34	$ 14.62	$ 14.02
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.20)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(3.30)	2.87	.04
Total from investment operations	(3.37)	2.67	.60
Less distributions from: Net realized gains on investment transactions	(3.36)	(1.95)	-
Total distributions	(3.36)	(1.95)	-
Net asset value, end of period	$ 8.61	$ 15.34	$ 14.62
Total Return (%)[c]	(27.54)	17.69	4.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	17	5
Ratio of expenses before expense reductions (%)	2.20[d]	2.67	2.40*
Ratio of expenses after expense reductions (%)	2.20[d]	2.66	2.40*
Ratio of net investment income (loss) (%)	(.65)	(1.18)	(1.99)*
Portfolio turnover rate (%)	94	87	.58*

a For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.15% and 2.15%, respectively (see Notes to Financial Statements).
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New Europe Fund (the ``Fund''), formerly Kemper New Europe Fund, is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class M shares are no longer offered and automatically converted to Class A shares on September 3, 2000.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from these estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001 the Fund had a net tax basis capital loss carryforward of approximately $15,375,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

Redemption Fees. In the prior period, redemption fees of 2% were assessed and retained by the Fund for the benefit of the remaining Class M shareholders. Class M shares converted to Class A on September 3, 2000.

B. Purchases and Sales of Securities

During the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term instruments) aggregated $227,390,788 and $292,284,381, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective May 29, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Effective May 29, 2001, the Fund, as approved by the Fund's Directors, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.40%, 0.45% and 0.425% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period May 29, 2001 through October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 298,208	$ 56,733
Class B	58,030	10,671
Class C	22,474	4,175
	$ 378,712	$ 71,579

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Prior to May 29, 2001, the amount charged to Class A, B and C shares by SISC aggregated $297,956, $58,728 and $29,528, respectively.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to May 29, 2001, the amount charged to the Fund by SFAC aggregated $104,871.

Effective May 29, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 255,697	$ 17,914
Class C	104,692	7,473
	$ 360,389	$ 25,387

Effective May 29, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 513,656	$ 47,696
Class B	85,232	5,920
Class C	34,897	2,538
	$ 633,785	$ 56,154

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2001 aggregated $35,505.

In addition, SDI receives a contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2001, the CDSC for Class B and C shares aggregated $95,098 and $23,092, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2001, Directors' fees and expenses aggregated $21,527. In addition, a one-time fee of $11,884 was accrued for payment to those Directors not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note G. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $5,942 of such costs.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	41,583,947	$ 443,266,533	35,828,205	$ 633,624,909
Class B	1,241,652	13,223,473	1,936,215	33,738,988
Class C	2,027,220	22,918,697	1,937,866	34,551,811
Class M*	-	-	503	261,665
		$ 479,408,703		$ 702,177,373
Shares issued to shareholders in reinvestment of distributions
Class A	2,937,194	$ 35,275,869	221,165	$ 3,618,249
Class B	694,396	7,923,051	163,364	2,592,451
Class C	264,574	3,055,828	52,824	846,770
Class M*	-	-	2,477	58,014
		$ 46,254,748		$ 7,115,484
Shares redeemed
Class A	(45,658,647)	$ (495,110,929)	(20,399,212)	$ (363,773,616)
Class B	(1,522,873)	(15,897,171)	(857,323)	(14,527,649)
Class C	(2,197,734)	(25,332,397)	(1,215,873)	(21,926,973)
Class M*	-	-	(11,479,621)	(290,857,866)
		$ (536,340,497)		$ (691,086,104)
Redemption fee
Class M	-	$ -	-	$ 623,305
Net increase (decrease)
Class A	(1,137,506)	$ (16,568,527)	15,650,158	$ 273,469,542
Class B	413,175	5,249,353	1,242,256	21,803,790
Class C	94,060	642,128	774,817	13,471,608
Class M*	-	-	(11,476,641)	(289,914,882)
		$ (10,677,046)		$ 18,830,058

* Class M shares are no longer offered and automatically converted to Class A shares on September 3, 2000.

E. Expense Off-Set Arrangement

The Fund has entered into arrangements with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. Prior to May 29, 2001, transfer agent credits were reduced by $2,785.

Effective May 29, 2001, transfer agent credits are no longer used to reduce Fund expenses.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $30,978 of such costs.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of Scudder New Europe Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder New Europe Fund (the "Fund"), formerly Kemper New Europe Fund, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder New Europe Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
December 14, 2001

Tax Information (Unaudited)

The Fund paid distributions of $3.36 per share from net long-term capital gains during its year ended October 31, 2001, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $561,754 and earned $561,754 of foreign source income during the year ended October 31, 2001. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.027 per share as foreign taxes paid and $0.027 per share as income earned from foreign sources for the year ended October 31, 2001.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder New Europe Fund was held on May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Class I Directors to hold office until the expiration of the class term (the 2002 annual meeting of shareholders) and until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Directors	For	Withheld	Broker Non-Votes*
Lewis A. Burnham	15,959,246	517,932	0
Mark S. Casady	15,961,410	515,767	0
William P. Sommers	15,915,829	561,349	0
John G. Weithers	15,998,126	479,052	0

To elect Class II Directors to hold office until the expiration of the class term (the 2004 annual meeting of shareholders) and until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Directors	For	Withheld	Broker Non-Votes*
William F. Glavin	15,974,792	502,386	0
Robert B. Hoffman	15,970,947	506,231	0
Shirley D. Peterson	15,968,079	509,099	0
Fred B. Renwick	15,956,233	520,945	0

To elect Class III Directors to hold office until the expiration of the class term (the 2003 annual meeting of shareholders) and until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Directors	For	Withheld	Broker Non-Votes*
John W. Ballantine	15,971,399	505,779	0
Donald L. Dunaway	15,997,072	480,106	0
James R. Edgar	15,974,714	502,464	0

2. To ratify the selection of Ernst & Young LLP as the independent auditors of the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
16,102,983	101,118	273,076

Class A

3. To approve a Rule 12b-1 Plan for Class A:

Affirmative	Against	Abstain
12,077,758	881,496	308,730

Class B

3. To approve an Amended and Restated Rule 12b-1 Plan for Class B:

Affirmative	Against	Abstain
2,188,991	38,025	77,398

Class C

3. To approve an Amended and Restated Rule 12b-1 Plan for Class C:

Affirmative	Against	Abstain
842,965	22,302	39,512

The meeting was reconvened on Tuesday, July 3, 2001, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

4. To approve Articles of Amendment and Restatement of the fund's Articles of Incorporation:1

Affirmative	Against	Abstain	Broker Non-Votes*
10,864,345	1,141,464	528,237	6,140,642

1 This proposal was not approved by the shareholders.

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Directors

TRUSTEES
John W. Ballantine
Director
Lewis A. Burnham
Director
Mark S. Casady
Director and President
Linda C. Coughlin
Chairperson, Director and
Vice President
Donald L. Dunaway
Director
James R. Edgar
Director
William F. Glavin, Jr.
Director
Robert B. Hoffman
Director
Shirley D. Peterson
Director
Fred B. Renwick
Director
William P. Sommers
Director
John G. Weithers
Director
OFFICERS
Philip J. Collora
Vice President and
Assistant Secretary
Carol L. Franklin
Vice President
Kathryn L. Quirk
Vice President
Linda J. Wondrack
Vice President
John R. Hebble
Treasurer
Thomas Lally
Assistant Treasurer
Brenda Lyons
Assistant Treasurer
John Millette
Secretary
Caroline Pearson
Assistant Secretary

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder Large Company Value Fund
Scudder Small Cap Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

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